UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

WESTMORELAND RESOURCE PARTNERS, LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Waiver and Amendment No. 8 to the Financing Agreement

On September 28, 2018, Westmoreland Resource Partners, LP (the “Partnership”), its subsidiary, Oxford Mining Company, LLC, as borrower, and the guarantors party thereto (collectively, the “Loan Parties”), U.S. Bank National Association, as administrative agent and collateral agent (together, the “Agents”), and the lenders party thereto entered into Waiver and Amendment No. 8 (the “Waiver”) to the Financing Agreement dated December 13, 2014, among the Loan Parties, the Agents, and the lenders party thereto (as amended, the “Financing Agreement”). Pursuant to the Waiver, the Agents, the lenders and the Loan Parties agreed, among certain other affirmative covenants, to extend the waiver of any actual or potential Default of Event of Default that arose or may have arisen, in each case, solely as a result or in connection with the Loan Parties’ failure under Section 7.01(a)(iii) of the Financing Agreement to deliver to each Agent and to each Lender an unqualified audit opinion in connection with the audited financial statements for the Fiscal Year of the Partnership and its Subsidiaries ending December 31, 2017, until the earliest of (i) 11:59 pm New York time November 5, 2018, (ii) the occurrence of any event of default not waived pursuant to the Waiver and (iii) an insolvency proceeding of Westmoreland Coal Company. Additionally, the Waiver provides that any interest payment that is due and payable in cash between September 28, 2018 and December 14, 2018 shall be paid in kind, capitalized and added to the then-outstanding principal amount of the term loan under the Financing Agreement.

The foregoing description of the Waiver is qualified in its entirety by reference to the terms of the Waiver, which will be filed with the Securities and Exchange Commission as required.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND RESOURCE PARTNERS, LP

Date: September 28, 2018	By:	/s/ Samuel N. Hagreen
Samuel N. Hagreen
Corporate Secretary and
Associate General Counsel